UNITED STATES
SEUCIRITES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                                      [✓]
Filed by a Party other than the Registrant                                                                                                  [  ]

Check the appropriate box:

[✓]            Preliminary Proxy Statement
[   ]            Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))
[   ]            Definitive Proxy Statement
[   ]            Soliciting Material Pursuant to §240.14a-12

BARISTAS COFFEE COMPANY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[✓]            No fee required.
[   ]            Fee computed on table below per Exchange Act Rules 14a-6(i)1 and 0-11.

1.	Title of each class of securities to which transaction applies: Common
2.	Aggregate number of securities to which transaction applies: 296,322,090
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
4.	Proposed Maximum Aggregate Value of Transaction: N/A
5.	Total Fee Paid: N/A

[   ]            Fee paid previously with preliminary materials.
[   ]            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

BARISTAS COFFEE COMPANY, INC.
411 Washington Ave. N., Kent, WA 98032

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 29, 2015

Dear Shareholders:
This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Baristas Coffee Company, Inc. (the "Company") for use at the Company's annual meeting of Shareholders, to be held at 10:00 a.m., July 29, 2015, at the Holiday Inn, 22330 84th Ave S Kent, WA  98032, and at any adjournment thereof (the "Meeting").  Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon.  If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein.  The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting.  Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 411 Washington Ave. N., Kent, WA 98032, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

For a free copy of the Company's annual report on Form 10K for the most recently completed fiscal year ended December 31, 2014, please contact the corporate offices by mail at 411 Washington Ave. N., Kent, WA 98032 or by phone at (800) 988-7735 or online at: http://www.cstproxy.com/baristas/2015.

The cost of the solicitation of proxies for the Meeting will be paid by the Company.  In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally.  The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals.  The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about July 1, 2015.

An annual meeting of shareholders of Baristas Coffee Company, Inc., a Nevada corporation (the "Company"), will be held on July 29, 2015, at 10:00 a.m. local time, at the Holiday Inn, 22330 84th Ave S Kent, WA  98032 , for the following purposes:

1.  To elect all members of the Board of Directors.
2.  To approve DKM Certified Public Accountants as the Company's independent auditors for the coming year;
3.  To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock to 600,000,000.
4.  To consider and vote upon a proposal to amend the Company's Articles of Incorporation to allow the Board of Directors the authority to approve splits of the Company's common stock at such future dates and under such term as it deems necessary.
5.  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
Only shareholders of record at the close of business on June 15, 2015, will be entitled to receive these Proxy Materials and notice of the Annual meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,

/s/ Barry Henthorn
Barry Henthorn, Chief Executive Officer
Date: June 19, 2015

BARISTAS COFFEE COMPANY, INC.
411 WASHINGTON AVE. N., KENT, WA 98032
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 29, 2015
INTRODUCTION

This Proxy Statement is being furnished to the shareholders of Baristas Coffee Company, Inc., a Nevada corporation (the "Company"), to inform them of the annual meeting of shareholders.  This meeting (referred to herein as the "Annual Meeting") will be held July 29, 2015 at the Holiday Inn, 22330 84th Ave S, Kent, WA 98032, at 10:00 a.m. local time.  Only shareholders of record at the close of business on June 15, 2015 (the "Record Date") will be entitled to receive this Proxy Statement and to vote at the Annual Meeting.  This Proxy Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about July 1, 2015.
At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:
1.  To elect all members of the Board of Directors.
2.  To approve DKM Certified Public Accountants as the Company's independent auditors for the coming year;
3.  To consider and vote on a proposal to amend our Articles of Incorporation to increase the number of authorized shares of capital stock, par value $0.001 per share from 300,000,000 to 600,000,000.
4.  To consider and vote upon a proposal to amend the Company' Articles of Incorporation to allow the Board of Directors to approve splits of the Company's common stock at such future dates and under such terms as it deems necessary.
5.   To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
The cost of printing and distributing this Proxy Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Proxy Statement to beneficial owners of the Common Stock) will be paid by the Company.
The Company's principal executive offices are located at 411 Washington Ave. N., Kent, WA 98032.

INFORMATION REGARDING THE PROPOSALS
GENERAL
The proposal to ratify the adoption of a resolution by the Company's Board of Directors to approve an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock.
ELECTION OF THE BOARD OF DIRECTORS
As of the Record Date, the Board of Directors consists of two individuals: Barry Henthron and Troy Scott Steciw.  The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:
Name	Age	Position
Barry Henthorn	48	CEO, CFO, Principal Accounting Officer, Secretary, Director
Troy Scott Steciw	50	President, Treasurer, Director
Peter Connick	62	Director
Eric Metcalf	47	Director
Mike Adams	71	Director

Certain biographical information of our directors and officers is set forth below.

Barry Henthorn
Mr. Henthorn, CEO, CFO, and Director, has held these positions with Baristas since 2009.  Mr. Henthorn has a long history in founding start-up companies, as well as providing business guidance and funding. An inventor and pioneer in the development and marketing of telecommunications technologies, Mr. Henthorn has been advising US corporations in a variety of industries since the early 1990's. While CEO of Emerald City Cellular, he developed the free cellular phone. While CEO of Innovative Communications Technologies, he was the architect of the VOPT voice protocol, which pioneered the elimination of charges for long distance calling, While CEO of ReelTime he developed the ability to stream DVD quality video over the internet.. Mr. Henthorn has been featured for his contributions in publications such as The New York Times, Washington CEO, The Seattle Times, The Wall Street Journal, Variety, and others. Mr. Henthorn previous experience with public companies and his background in managing business and providing business consultation advice makes him suitable to be a director.

Troy Scott Steciw
President and Director with Baristas Coffee Company, since 2009 Mr. Steciw duties include refining Baristas' operational processes, increasing revenues and generating profits. Mr. Steciw has been involved in virtually every aspect of the construction industry for nearly 20 years. Mr. Steciw has held positions ranging from a laborer to a designer of high rise buildings, and was a developer of over 40 townhomes.  Mr. Steciw has a Bachelor of Science Degree in Business Management from Boston University.  The Company believes Mr. Steciw's experience managing large projects and involvement in substantial business transaction make him suitable to be a director.

Peter Connick
Peter Connick.  Mr. Connick has practiced law for 34 years, emphasizing the areas of real estate, criminal defense, and Federal Tribal law.  He is a member of the Washington and Alaska Bar Associations, the U.S. District Courts for Alaska, and the Western and Eastern Districts of Washington.  He is a member of the Washington Association of Defense Lawyers; NACDL.  Mr. Connick brings substantial experience in business as a member of the Board.

Eric Metcalf
Eric Metcalf is a University of Texas alumni and University of Texas Hall of Honor Inductee.  Mr. Metcalf played in the National Football League for 13 years, was a three-time Pro Bowl Selection.  Mr. Metcalf frequently appears on national and local radio and television, and works with professionals in supporting charity events and community activities.

Mr. Metcalf currently works with NIKE Track and Field as a professional track and field Head Coach.  He also works as an advisor to support NFL alumni, helping to explain NFL retirement benefits available, and is a member of NFL USO Tour to Afghanistan.

Mr. Metcalf served on the Board of Trustees with the Rotary Boys and Girls Club in Seattle, WA, and has established a non-profit foundation providing athletic and educational opportunities to teens.

Michael Adams
Michael Adams formed Adams Financial Concepts to manage stock and bond portfolios for clients seeking to create and preserve wealth. Prior to forming Adams Financial Concepts, Mr. Adams began his career in the securities industry with Dain Bosworth (now RBC), becoming Vice President.  Mr. Adams also hosts a weekly investment radio program "On The Money" on AM Radio 1300 KKOL in Seattle

Mr. Adams has served on the Board of Directors and Vice President of the Seattle International Film Festival.  Mr. Adams has also served on the Board of Directors and as the President of the Board of Seattle Theatre Group, operating the Paramount and Moore Theatres in Seattle, and as well has served on the Board of Directors for the Seattle Symphony.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.
Compliance with Section 16(a) of the Exchange Act:  As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.
No Dissenters' Rights:  Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.
NOMINATION OF DKM CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR
The Company's Board of Directors has selected DKM Certified Public Accountants to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending December 31, 2015.  The Board of Directors has determined that the Company's auditors for the year ending December 31, 2015, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements.  The Company does not expect a representative of DKM Certified Public Accountants to attend the Shareholder Meeting.
Audit Fees: The Company was billed $18,500 for the audit of its annual financial statements for the year ended December 31, 2014.

Financial Information Systems Design and Implementation Fees:  The Company has paid $0.00 for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.
All other fees:  Fees paid for services not previously described totaled:  $0.00.
No Dissenters' Rights:  Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.
A vote FOR is a vote in favor of appointing DKM Certified Public Accountants as the Company's auditors until the next Annual Meeting.

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

The Company is seeking your approval for an amendment to our Articles of Incorporation, which we refer to as the "Articles Amendment," to increase the number of authorized shares of capital stock that we may issue from 300,000,000 to 600,000,000.  The proposed Articles Amendment to be filed with the Secretary of State of Nevada, substantially in the form of Exhibit A thereto, will be filed as soon as practical following the Annual Meeting, should the proposal be approved.

Increase in Authorized Shares of Capital Stock

We believe that an increase in the number of our authorized capital stock is prudent in order to assure that a sufficient number of shares of our capital stock is available for issuance in the future if our Board of Directors deems it to be in the best interest of our stockholders and the Company.  Our Board of Directors has determined that a total of 600,000,000 shares of capital stock is a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue capital stock in acquisition or strategic transactions and other proper corporate purpose that may be identified by our Board in the future; (ii) issue common stock to augment our capital and increase the ownership of our capital stock; (iii) satisfy obligations under our outstanding warrants, and (iv) provide incentive through the grant of stock options to employees, directors, officers, and advisors important to our business under a stock option plan.  Immediately following this increase, the Company will have approximately 299,683,313 shares of Common Stock authorized but unissued and available for issuance.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above.  Our Board of Directors will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders meeting or waiting for the Annual Meeting of Stockholders in order to increase the authorized capital.  If in a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board of Directors, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction.  The additional shares of Common Stock to be authorized by the Articles Amendment will have rights identical to the currently outstanding Common Stock, including the right to cast one vote per share of Common Stock.  Adoption of the Articles of Amendment and issuance of the additional Common Stock authorized thereby will not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of outstanding shares of our Common Stock, as discussed above.

Potential Anti-Takeover Effect of the Proposed Articles Amendment

The Articles Amendment relating to the increase in the number of authorized shares of our capital stock is not intended to have any anti-takeover effect.  However, our stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board of Directors more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management.  Although the Board of Directors currently has no intention of doing so, shares of stock could be issued by the Board of Directors to dilute the percentage of stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us.  The issuance of preferred stock with voting and conversion rights by our Board of Directors may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

Our Board of Directors did not propose this Articles Amendment for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control.  We are not aware of any specific effort to accumulate our Common Stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise.  We have no present intention to use the increased number of authorized shares of stock for anti-takeover purposes.

Potential Future Dilution

If this proposal is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as our Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations.

The additional shares of Common Stock to be authorized by adoption of the proposed amendment to our Articles of Incorporation would have rights identical to our currently outstanding Common Stock.  The authorized share increase will not change the number of shares of stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock.  However, to the extent that the additional authorized shares are issued in the future, they may dilute the percentage equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis.  The Company's shareholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current shareholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company's Common Stock.

Appraisal Rights

Dissenting stockholders do not have appraisal rights under Nevada state law or under the Company's Articles of Incorporation or Bylaws in connection with the increase of the authorized capital stock.

Effectiveness of Articles Amendment

The Articles Amendment will become effective once it is approved at the special meeting and filed with the Secretary of State of Nevada.  Upon filing the Articles Amendment with the Secretary of State of Nevada, our authorized shares of capital stock will increase from 300,000,000 to 600,000,000.

Required Vote

The approval of the Amendment authorizing the increase of our authorized capital stock will require the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote, in person or by proxy, provided a quorum is present.

A vote FOR is a vote in favor of amending the Company's Articles of Incorporation to increase the authorized shares of Common Stock to 600,000,000.

AMENDMENT OF ARTICLES OF INCORPORATION TO ALLOW BOARD OF DIRECTORS TO AUTHORIZE SPLITS OF THE COMPANY'S COMMON STOCK
Purpose:  The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to allow the Board of Directors the authority to authorize splits of the Company's common stock at such future dates at it deems necessary.  The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with flexibility for various corporate purposes, including acquisitions and financings, as the Board of Directors determines in its discretion.  It also may be used in conjunction with a potential listing on an exchange.
Under Nevada State Law, shareholder approval is required to authorize any change in a company's class of stock, unless otherwise authorized under the Articles of Incorporation of that company.  An amendment to the Company's Articles of Incorporation would grant the Board of Directors the authority to authorize splits of the Company's common stock without the need to seek shareholder approval.
The Articles of Incorporation will be amended to read as follows:
Sixth Article is changed to read as follows:

Article VIII.  The Board of Directors shall have the power to reclassify the authorized and issued capital stock, by subdividing or combining the outstanding shares of any class or series of a class of shares into a greater or lesser number of outstanding shares.
No Dissenters' Rights:  Pursuant to the Nevada Revised Statutes, the holders of the Company's common stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares.  Furthermore, the Company does not intend to independently provide those shareholders with any such rights.
A vote FOR is a vote in favor of amending the Articles of Incorporation, granting the Board of Directors the authority to make changes to the Company's Common Stock, as it deems necessary.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting.  If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

DESCRIPTION OF CAPITAL STOCK
The authorized capital stock of the Company consists of the following:
Common Stock

The Company is authorized to issue up to 300,000,000 shares of common stock.  As of May 9, 2015, there are 296,322,090 shares of common stock issued and outstanding. The holders of the Company's common stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors and are entitled to share ratably in all of the Company's assets available for distribution to holders of common stock upon the liquidation, dissolution or winding up of the Company's affairs. Holders of shares of common stock do not have preemptive, subscription or conversion rights.

Holders of shares of common stock are entitled to one vote per share on all matters which shareholders are entitled to vote upon at all meetings of shareholders. The holders of shares of common stock do not have cumulative voting rights, so that the holders of more than 50% of our outstanding voting securities can elect all of the Company's directors.

The payment of dividends, if any, in the future rests within the discretion of our Board of Directors and will depend, among other things, upon our earnings, capital requirements and financial condition, as well as other relevant factors. We have not paid any dividends since our inception and do not intend to pay any cash dividends in the foreseeable future, but intend to retain all earnings, if any, for use in our business.

Preferred Stock

The company has 27,328,358 shares of Series A Convertible Preferred Stock at March 31, 2015.  The shares are currently convertible into shares of Common Stock based on a conversion value of one (1) preferred share to one (1) common share, but they can be adjusted depending on the terms of the preferred in the Certificate of Designation.  Each holder of outstanding shares is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares are convertible.

Warrants

None.

Convertible Debt

The Company has issued a number of notes with various maturity dates to related parties for advances.   These notes are convertible at the previous day's closing market price and accrue interest at 8% per annum.  The outstanding balance as at March 31, 2015, was $615,115.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock known by us as of June 15, 2015, by:

•	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each of our executive officers; and
•	all of our directors and executive officers as a group.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on such date and all shares of our common stock issuable to such holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by such person at said date which are exercisable within 60 days of June 15, 2015.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse.

Title of Class	Name and address of beneficial owner	Nature of Beneficial Ownership	Amount of beneficial ownership(1, 2, 3)	Percent of class
Common Stock	Barry Henthorn 411 Washington Ave., Kent, WA 98032	Direct	38,922,217	10.40%
Common Stock	T. Scot Steciw 411 Washington Ave., Kent, WA 98032	Direct	30,368,561	8.11%
	All directors and executive officers as a group (2 persons)		69,290,788	18.51%

(1)
In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on March 31, 2015: (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on March 31, 2015 (299,683,313), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred stock, convertible debt, and on exercise of the warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares. There are currently insufficient shares of common stock authorized to allow conversion of all preferred shares, which violates the terms of the Certificate of Designation.

(2)
Includes 25,628,358 shares of the Company's Preferred A Stock. Each Preferred A share may be converted into one (1) share of the Company's common stock without additional consideration.  As of March 31, 2015, Barry Henthorn owned 12,762,358 shares of preferred stock and T. Scott Steciw owned 12,866,000 shares of preferred stock.

(3)
Includes $116,398 in convertible notes ("the Notes") that are convertible into shares of common stock at a conversion price of approximately $0.02 per share.  As of March 31, 2015, Barry Henthorn has convertible notes totaling $50,000 and T. Scott Steciw $66,398, which convert to approximately 2,500,000 and 3,319,875, shares of common stock, respectively.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation

 The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December 31, 2014;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2014; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2014,

who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than the principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Barry Henthorn, CEO, Principal Accounting officer, Secretary (1)	2014 2013	0 0	0 0	1,152,000 0	0 0	0 0	0 0	0 0	1,152,000 0

T. Scott Steciw, President, Treasurer (1)	2014 2013	0 0	0 0	1,152,000 0	0 0	0 0	0 0	0 0	1,152,000 0

(1)  On March 1, 2015, Messrs. Henthorn and Steciw signed an employment agreement which provides for compensation of 5,000,000 shares of common stock each per year for the years 2009 through 2014 (totaling 30,000 shares each), and 5,000,000 shares each per year for the years 2015 through 2020 (totaling 30,000,000 shares each).  The shares have not been issued, and will not be issued until there is sufficient authorized shares to do so.

Other than disclosed above, no other board members received compensation in any form for their services as board members.

Narrative Disclosure to Summary Compensation Table

Other than set out below there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our Board of Directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our Board of Directors.

On March 1, 2015, Messrs. Henthorn and Steciw signed an employment agreement which provides for compensation of 5,000,000 shares of common stock each per year for the years 2009 through 2015 (totaling 30,000 shares each), and 5,000,000 shares each per year for the years 2016 through 2020 (totaling 30,000,000 shares each).  The shares have not been issued, and will not be issued until there is sufficient authorized shares to do so.

No fees were paid to Messrs. Henthorn and Steciw during the year ended 2014

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at the year ended December 31, 2014.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors' or executive officers' responsibilities following a change in control.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors. We have determined that none of our directors are independent directors, as that term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

AVAILABLE INFORMATION
The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission.  Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street NE, Washington, D.C. 20549, at prescribed rates.  Please call the Commission at (800) SEC-0330 for further information.  Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov.  Any shareholder may also receive a copy of any report by contacting the Company by mail at 411 Washington Ave. N., Kent, WA 98032 . The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience.  You may vote online by visiting the following website:  http://www.cstproxy.com/baristas/2015. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company.  Proxies may be returned via regular mail or electronically to the corporate offices at 411 Washington Ave. N., Kent, WA 98032.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein.  Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against.  Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal.  Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED:  June 19, 2015
By the Order of the Board of Directors

Chairman of the Board

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
BARISTAS COFFEE COMPANY, INC.
TO BE HELD JULY 29, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
 THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2015
Our 2015 proxy statement and our annual report for the fiscal year ended December 31, 2014 are available at http://www.cstproxy.com/baristas/2015.

By completing and returning this proxy to Baristas Coffee Company, Inc. (the "Company"), you will be designating Barry Henthorn, the Chief Executive Officer of the Company, to vote all of your shares of the Company's common stock as indicated below.  Proxies may be returned via regular mail or electronically to the corporate offices at 411 Washington Ave. N., Kent, WA 98032.
Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.
The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy.  Please sign exactly as your name appears on your stock certificate(s).  Joint owners should both sign.  If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.
This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company.  The proposals to be voted on is not related to or conditioned on the approval of any other matter.  You may revoke this proxy at any time prior to the vote thereon.
As of June 15, 2015, which is the record date for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting.  If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" each Proposal.  Unless indicated below, by completing and signing this proxy, the stockholder grants to Barry Henthorn the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.
_____	Withhold direction to vote on any other matter presented at the meeting.
PROPOSAL 1 - ELECTION OF DIRECTORS.  Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:
	YES	NO	ABSTAIN
Barry Henthorn	_____	_____	_____
Troy Scott Steciw	_____	_____	_____
Peter Connick	_____	_____	_____
Eric Metcalf	_____	_____	_____
Mike Adams	_____	_____	_____
PROPOSAL 2 – APPOINTMENT OF DKM CERTIFIED PUBLIC ACCOUNTANTS.  Shall DKM Certified Public Accountants be appointed as independent auditors for the Company:
YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 3 –   APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S CAPITAL STOCK FROM 300,000,000 TO 600,000,000:
Shall the authorized shares of the Company's Common Stock be increased?
YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 4 - AUTHORIZATION TO ALLOW THE BOARD OF DIRECTORS THE AUTHORITY TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK.
Shall the Boar of Directors be authorized to amend the Articles of Incorporation to grant authority to the Board of Directors to approve splits of the Company's common stock without shareholder approval.
YES	NO	ABSTAIN
_____	_____	_____

Shareholder Signature	Shareholder Signature
Printed Name:______________________	Printed Name:________________________
Number of Shares: _________________